UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2022

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01. Regulation FD Disclosure.

On April 8, 2022, Beyond Meat, Inc. (the “Company”) issued a press release announcing the Notice to Current Beyond Meat Stockholders of Proposed Settlement and Dismissal with Prejudice of Derivative Actions (the “Notice”). A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any document whether or not filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such document.

Item 8.01. Other Information.

On March 31, 2022, the United States District Court for the Central District of California (the “Court”), granted preliminary approval of the settlement of the consolidated stockholder derivative action captioned In re: Beyond Meat, Inc. Derivative Litigation, Case No. CV-20-2524-MWF (AFMx) (the “Consolidated Action”). The Consolidated Action, along with related litigation pending in the United States District Court for the District of Delaware, Chew v. Thompson, et al., 1:20-cv-00705-RGA (together with the Consolidated Action, the “Derivative Actions”), alleged among other things that certain current and former directors and officers of the Company breached their fiduciary duties to the Company through asserted violations of law. The defendants have denied, and continue to deny, these allegations.

The parties reached a settlement of the Derivative Actions pursuant to a Stipulation of Settlement dated January 14, 2022 (the “Stipulation”). Under the Stipulation, the Company will enact certain corporate governance reforms as outlined in Exhibit A to the Stipulation, and pay plaintiffs’ attorney fees and costs in the amount of $515,000, which amount has been accrued as of December 31, 2021. No other payment is contemplated in the Stipulation. Pursuant to the Court’s order preliminarily approving the settlement, the Notice and the Stipulation (including exhibits) are provided as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K. The Court has set a hearing date of July 11, 2022 to consider whether to grant final approval of the settlement.

The Stipulation and Notice also are available for review on the Company’s website at https:// investors.beyondmeat.com/ (under the “RESOURCES” tab). This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 8, 2022
99.2	Notice to Current Beyond Meat Stockholders of Proposed Settlement and Dismissal with Prejudice of Derivative Actions
99.3	Stipulation of Settlement, including exhibits
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Philip E. Hardin
Philip E. Hardin
Chief Financial Officer and Treasurer

Date: April 8, 2022